Note Payable, Net	12 Months Ended
Sep. 30, 2024
Note Payable, Net [Abstract]
NOTE PAYABLE, NET

NOTE 11 – NOTE PAYABLE, NET

In November 2023, the Company entered into a loan agreement pursuant to which the Company borrowed $50,000. The loan agreements bears a fixed interest of 0% per annum and is payable on demand. In January 2024, this loan was repaid in full.

In April 2024, the Company issued a promissory note in the principal amount of $78,000 to an investor   in consideration of cash proceeds in the same amount (the “April 2024 Loan”). In addition, the Company issued a stock purchase warrant for the purchase of 14,535 shares of the Company’s common stock (the “April 2024 Warrant”) that is exercisable for three years at an exercise price of $0.86 per warrant. The April 2024 Loan bears interest of 8.0% per annum and is due and payable on April 30, 2025. The April 2024 Warrant was determined to be an equity classified warrant and fair value of $40,804   determined using the Black-Scholes option-pricing model with the following assumptions: volatility of 174.03%, risk-free rate of 4.87%, annual dividend yield of 0.0% and expected life of 3 years. The principal amount of the April 2024 Loan was allocated to the April 2024 Loan and April 2024 Warrant in the amount of $37,196 and $40,804, respectively. The amount allocated to the April 2024 Warrant were recorded as a discount on the April 2024 Loan.

For the year ended September 30, 2024, amortization of debt discount and interest expense related to the April 2024 Loan amounted to $17,002 and $2,633, respectively, which are both included as a component of interest expense on the accompanying consolidated statements of operations and comprehensive loss.